Exhibit 99.1 Positioned for performance: 2019 and beyond 2019 AGA Financial Forum Fort Lauderdale, Florida May 21-23, 2019 NYSE: AVA www.avistacorp.com

Disclaimer All forward-looking statements in this presentation are based on underlying assumptions (many of which are based, in turn, upon further assumptions). These statements are subject to a variety of risks, uncertainties and other factors. Most of these factors are beyond our control and may have a significant effect on our operations, results of operations, financial condition or cash flows, which could cause actual results to differ materially from those anticipated in our statements. Such risks, uncertainties and other factors include, among others, those included in the appendix herein and in our most recent Annual Report on Form 10-K, or Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission. Those reports are also available on our website at www.avistacorp.com 2

Avista at a glance . Incorporated in the territory of Washington in 1889 . Primarily an electric and natural gas utility . At the end of 2018, employed 1,766 people at Avista Utilities and 260 in our subsidiary businesses (including Alaska Electric Light & Power) . 2018 Operating revenue: $1.4 billion . 2018 Net income attributable to Avista Corporation shareholders: $136.4 million . 2018 Diluted earnings per share: $2.07 . Annualized 2019 dividend per share: $1.55 . Total Avista Corporation Shareholders’ Equity as of March 31, 2019: $1,867 million We improve our customers’ lives through innovative energy solutions. Safely. Responsibly. Affordably. 3

Our focus in 2019 . Avista Corp and Hydro One filed termination of Merger Agreement on Jan. 23, 2019 . Received termination fee of $103 million from Hydro One . Remain focused on running a great utility and providing reliable energy service to our customers . Invest prudent capital in our utility infrastructure to maintain and enhance our system . Reduce regulatory lag and more closely align earned returns with those authorized Photo: Noxon Rapids Dam . Maintain appropriate capital structure . Commitment to renewable energy . Begin process of joining Western Energy Imbalance Market . Clean energy legislation 4

Resetting expectations that drive performance . Annual earnings growth* □ Approximately 9% to 10% annually from 2020 through 2022 □ Projecting long-term earnings growth of 4% to 5% following 2022 . Avista Utilities expected return on equity (ROE) approximately 7.5% for 2019 . 2019 structural costs and regulatory timing lag □ Structural costs estimated to reduce ROE by approximately 90 basis points □ Timing lag estimated to reduce ROE by approximately 105 basis points . Continued dividend growth □ Targeting dividend payout of 60%-70% by 2022 * Assumes adequate and timely rate relief. Calculated off of midpoint of 2019 consolidated earnings guidance excluding $1.01 per diluted share for the termination fee received from Hydro One and the payment of remaining transaction costs. 5

Net Income (Loss) and Diluted EPS ($ in thousands, except per-share data) Q1 2019 Q1 2018 Net Income (Loss) by Business Segment attributable to Avista Corp. Shareholders Avista Utilities $111,901 $55,540 Alaska Electric Light and Power Company $3,552 $3,772 Other $341 $(4,422) Total Net Income attributable to Avista Corp. Shareholders $115,794 $54,890 Earnings (Loss) per diluted share by Business Segment attributable to Avista Corp. Shareholders Avista Utilities $1.70 $0.84 Alaska Electric Light and Power Company $0.05 $0.06 Other $0.01 $(0.07) Total Earnings per diluted share attributable to Avista Corp. Shareholders $1.76 $0.83 Q1 2019 for Avista Utilities includes $1.01 per diluted share for the termination fee received from Hydro One and the payment of remaining transaction costs. 6

Investments to upgrade our systems 5% to 6% rate base growth $428 $21 $405 $405 $405 $405 Failed Plant & $15 $14 $17 $16 Operations $48 $89 $69 $53 $49 Customer Requested $53 $73 $63 $51 $57 Performance & $54 $49 Capacity $37 $46 $66 $68 Customer Service, Quality $79 $94 $72 & Reliability $89 Mandatory & Compliance $161 $151 $137 $148 Asset $109 Condition 2018* 2019 2020 2021 2022 Actual capital expenditures were $92 million for the first quarter of 2019 Excludes projected capital expenditures at AEL&P of $9 million in 2019, $7 million in 2020 and 2021, $14 million in 2022 7

Driving effective regulatory outcomes Timely and adequate recovery of costs and capital investments Washington Idaho Oregon . March 15, 2019, filed request designed to . Dec. 28, 2017, the Idaho Commission increase annual base revenues by $6.7 . Apr. 30, 2019, filed two-year rate plan approved a multi-party settlement million or 7.8 percent. Based on 50% designed to increase annual base electric agreement designed to increase annual equity ratio and 9.9% return on equity. revenues by $45.8 million or 9.1% effective electric base revenues by $12.9 million, or . Apr. 1, 2020 and $18.9 million or 3.5% 5.2%, effective Jan. 1, 2018, and by $4.5 Sept. 13, 2017, received Commission effective Apr. 1, 2021. million, or 1.8%, effective Jan. 1, 2019. approval of an all-party settlement agreement designed to increase annual . . For natural gas, the settlement is designed For natural gas, designed to increase base revenues by 5.9% or $3.5 million. to increase annual base revenues by $1.2 annual base revenues by $12.9 million or . 13.8% effective Apr, 1, 2020 and $6.5 million, or 2.9%, effective Jan. 1, 2018, and Based on 50% equity ratio and 9.4% million or 6.1% effective Apr. 1, 2021. by $1.1 million, or 2.7% on Jan. 1, 2019. return on equity. . . Based on 50% equity ratio and 9.9% return Based on 50% equity ratio and 9.5% return on equity. on equity. Alaska . Nov. 15, 2017, all-party settlement agreement approved by Regulatory Commission of Alaska designed to increase base revenues by 3.86% or $1.3 million, the level of interim rates that went into effect Nov. 23, 2016. . Based on a 58.18% equity ratio and an 11.95% return on equity. 8 . No plan to file general rate case until 2021.

Avista’s commitment to renewable energy Our Commitment . Carbon-neutral supply of electricity by the end of 2027 . Serve customers with 100% clean electricity by 2045 Our History . Among the lowest carbon emitting utilities in the nation* Long history of commitment to . Founded on clean, renewable hydro power in 1889 environmental stewardship . First utility-scale biomass generation project in the 1980’s Photo: Spokane River Upper Falls . Three renewable energy projects implemented in the last three years: two solar and one wind *Source: Benchmarking Air Emissions of the 100 Largest Power Producers in the United States, NRDC, June 2017 9

Western Energy Imbalance Market . Real-time energy market should allow Avista to further integrate renewable generation on the system. . Avista estimates the total cost of joining the EIM to be approximately $25 million for both capital and operating expense over the three-year implementation period. . Avista estimates annual benefits of approximately $6 million from market participation. . Avista expects to seek recovery of the net costs through the regulatory process. 10

Washington Senate Bill 5116 (Clean Energy) Status . Part of the Governor’s “Clean Energy” legislation, along with several other measures intended to reduce greenhouse gas emissions . Signed into law by the Governor on May 7, 2019 Energy Resources . Must eliminate the allocation of coal-fired resources to Washington customers by the end of 2025 . Achieve carbon neutrality by 2030 while meeting 80% of Washington load through renewable or non-emitting resources . Serve entire Washington load with renewable or non-emitting resources by Jan. 1, 2045 Regulatory . Provides the Commission authority to allow for the recovery of costs of property which becomes used and useful during a period of up to 48 months after rates have been approved . Acknowledges the Commission’s authority to approve performance and incentive-based regulation, multi-year rate plans, and “other flexible regulatory mechanisms” . Allows utilities to defer costs incurred to meet clean energy plans for a period of up to 36 months with a return, including an imputed return on power purchase agreements 11

2019 Earnings Guidance 2019 Earnings Guidance Avista Utilities $2.72  $2.86 AEL&P $0.09  $0.13 Other $(0.03)  $(0.01) Consolidated $2.78  $2.98 Guidance Assumptions . Our guidance for Avista Utilities includes $1.01 per diluted share for the termination fee received from Hydro One and the payment of remaining transaction costs. . The midpoint of our guidance range for Avista Utilities does not include any benefit or expense under the Energy Recovery Mechanism (ERM). In 2019 we expect to be in a benefit position under the ERM within the 75 percent customers/25 percent shareholders sharing band, which is expected to add approximately $0.05 per diluted share. . Our outlook for Avista Utilities and AEL&P assumes, among other variables, normal precipitation, temperatures and below normal hydroelectric generation for the remainder of the year. 12

A solid investment . Strong and responsible core utility □ Investing substantially to modernize infrastructure and upgrade systems □ Committed to reducing current regulatory timing lag by 2022 □ Steady returns and attractive dividend yield Better energy for life…. □ Committed to renewable energy and one of the greenest utilities in the U.S.* Building purpose and aspiration, shaping the best public policy outcomes, and collaborating with others to achieve results – that’s better for our customers, our employees, our communities, our shareholders. Photo: Cabinet Gorge Dam *Source: Benchmarking Air Emissions of the 100 Largest Power Producers in the United States, NRDC, June 2017 13

We welcome your questions Company Contact John Wilcox, Investor Relations Manager 509-495-4171 john.wilcox@avistacorp.com www.avistacorp.com Photo: Huntington Park, Spokane, Wash. 14

Avista Corporation Appendix 15

Our Values trustworthy Our word is reliable; we do what is right. We continuously improve and find better innovative ways to get things done. We are respectful and we are at our best collaborative when working together to achieve results. 16

Strong and stable utility core Avista Utilities . Regulated electric and natural gas operations . Serves customers in Washington, Idaho and Oregon . Contributes about 95% of earnings Alaska Electric Light & Power Company Our Customers | Our People (AEL&P) Perform | Invent . Regulated electric operations Photo: Long Lake Dam . Serves customers in City and Borough of Juneau 17

Avista Utilities Significant investments in utility infrastructure 18

Avista Utilities Rate Base Estimated Rate Authorized Authorized Base as of Overall Authorized Common March 2019 Rate of Return on Equity Jurisdiction and service ($ in millions) (1) Return Equity Ratio Washington electric (2) $1,627 7.50% 9.5% 48.5% Washington natural gas (2) 363 7.50% 9.5% 48.5% Idaho electric (3) 812 7.61% 9.5% 50.0% Idaho natural gas (3) 158 7.61% 9.5% 50.0% Oregon natural gas (4) 255 7.35% 9.4% 50.0% Total $3,215 (1) Based on average-of-monthly averages for the prior 12-month period. (2) General rate cases filed in Washington in April 2019 requests 2020 rate base of $1,708 million for electric and $399 million for natural gas. (3) Avista is evaluating the need for general rate case requests in Idaho. (4) General rate case filed in Oregon in March 2019 requests 2020 rate base of $287 million. 19

Solid foundation and continued commitment to innovation Providing safe and reliable service for 130 years . Diverse customer base □ 30,000 square mile service territory □ Service area population 1.7 million – 395,000 retail electric customers – 362,000 retail natural gas customers . Strong customer focus □ 90% percent or better customer satisfaction ratings every year since 1999 □ We must hold our customers’ interests at the forefront of all our decisions, operating our business by showing that we are transparent, genuinely care, and are easy to do business with. . Invested in our communities □ Approximately $2.0 million per year in charitable donations and over 48,500 volunteer hours from our employees in 2018. □ Announced future investment of $7 million to strengthen communities. 20

A responsible mix of generation Founded on clean, renewable hydropower . Strategy is to control a portfolio of resources that responsibly and affordably meet our long-term energy needs with carbon neutral by 2027 and 100% clean by 2045 . Filed last electric Integrated Resource Plan in August 2017, plan to file next plan in 2020; long resources until 2026 . Three renewable energy projects implemented in the last three years: two solar and one wind Avista-Owned & Controlled Generation As of Dec. 2018 Hydro 51% Avista 42% & Contracts 9% Natural Gas 34% Coal 9% Wind 4% Biomass 2% Post Falls Dam, Idaho *Based on maximum capacity 21 Excludes AEL&P

Alaska Electric Light & Power Company Growing the utility core 22

Diversifying our utility footprint Oldest regulated electric utility in Alaska, founded in 1893 . Serves 16,000 electric customers in the City and Borough of Juneau, meeting nearly all of its energy needs with hydropower . One of the lowest-cost electric utilities in the state . Approved capital structure of 58.18% equity ratio and an authorized return on equity of 11.95% Juneau, Alaska 23

Growth outside core utility Strategic Investments Developing platforms for future growth 24

Creating new growth platforms . Targeted investments □ Overall plan to invest $19 million in 2019, $9 million in 2020 and $11 million in 2022 □ Energy Impact Partners – Private equity fund that invests in emerging technologies, services, and business models throughout electric supply chain with a collaborative, strategic investment approach □ TROVE – Leverage AMI, consumer and other data through predictive analytics to create utility value □ OpenDSP – Open source software for smart grid interoperability 25

Avista Corporation Financial Performance Metrics 26

Financial Performance Total Earnings per Diluted Share Attributable to Avista Corporation $3.10 $2.15 $1.97 $2.07 $1.79 $1.76 2014 2015 2016 2017* 2018* Q1 2019** Continuing Operations Ecova (DiscOp) *2018 earnings reduced by $0.04 per diluted share and 2017 earnings reduced by $0.19 per diluted share of acquisition costs associated with the Hydro One transaction. 2017 earnings were also reduced by $0.16 per diluted share associated with tax law changes. **Q1 2019 includes $1.01 per diluted share for the termination fee received from Hydro One and the payment of remaining transaction costs. 27

Prudent Balance Sheet and Liquidity $220.9 million of available liquidity at Avista Corp. as of March 31, 2019 . In 2019, we expect to issue approximately $165 million of long-term debt and up to $50 million of common stock Upcoming debt maturities Consolidated Capital Structure ($ millions) March 31, 2019 $250 Equity Debt 48.6% 51.4% $90 $52 $14 2019 2020 2021 2022 2023 2024 2025 2026 2027 Additional long-term debt maturities beyond 2027 not shown *Excludes debt maturities of $15 million at Alaska Energy and Resources Company in 2019 28

Attractive and growing dividend Targeting 60%-70% Payout Ratio by 2022 $1.55* 1.49 $1.43 $1.37 $1.32 2015 2016 2017 2018 2019 *Current quarterly dividend of $0.3875 annualized 29

Risks, Uncertainties and Other Factors That Could Affect Future Results Forward-looking statements are subject to a variety of risks, uncertainties and other factors. Most of these factors are beyond our control and may have a significant effect on our operations, results of operations, financial condition or cash flows, which could cause actual results to differ materially from those anticipated in our statements. Such risks, uncertainties and other factors include, among others: Financial Risk weather conditions, which affect both energy demand and electric generating capability, including the impact of precipitation and temperature on hydroelectric resources, the impact of wind patterns on wind-generated power, weather-sensitive customer demand, and similar impacts on supply and demand in the wholesale energy markets; our ability to obtain financing through the issuance of debt and/or equity securities, which can be affected by various factors including our credit ratings, interest rates, other capital market conditions and global economic conditions; changes in interest rates that affect borrowing costs, our ability to effectively hedge interest rates for anticipated debt issuances, variable interest rate borrowing and the extent to which we recover interest costs through retail rates collected from customers; changes in actuarial assumptions, interest rates and the actual return on plan assets for our pension and other postretirement benefit plans, which can affect future funding obligations, pension and other postretirement benefit expense and the related liabilities; deterioration in the creditworthiness of our customers; the outcome of legal proceedings and other contingencies; economic conditions in our service areas, including the economy's effects on customer demand for utility services; declining energy demand related to customer energy efficiency, conservation measures and/or increased distributed generation; changes in the long-term global climate and the long-term climate within our utilities' service areas, which can affect, among other things, customer demand patterns, the volume and timing of streamflows to our hydroelectric resources, as well as increased risk of severe weather or natural disasters, including wildfires; industry and geographic concentrations which may increase our exposure to credit risks due to counterparties, suppliers and customers being similarly affected by changing conditions; Utility Regulatory Risk state and federal regulatory decisions or related judicial decisions that affect our ability to recover costs and earn a reasonable return including, but not limited to, disallowance or delay in the recovery of capital investments, operating costs, commodity costs, interest rate swap derivatives and discretion over allowed return on investment; the loss of regulatory accounting treatment, which could require the write-off of regulatory assets and the loss of regulatory deferral and recovery mechanisms; Energy Commodity Risk volatility and illiquidity in wholesale energy markets, including exchanges, the availability of willing buyers and sellers, changes in wholesale energy prices that can affect operating income, cash requirements to purchase electricity and natural gas, value received for wholesale sales, collateral required of us by individual counterparties and/or exchanges in wholesale energy transactions and credit risk to us from such transactions, and the market value of derivative assets and liabilities; default or nonperformance on the part of any parties from whom we purchase and/or sell capacity or energy; potential environmental regulations or lawsuits affecting our ability to utilize or resulting in the obsolescence of our power supply resources; explosions, fires, accidents, pipeline ruptures or other incidents that may limit energy supply to our facilities or our surrounding territory, which could result in a shortage of commodities in the market that could increase the cost of replacement commodities from other sources; Operational Risk severe weather or natural disasters, including, but not limited to, avalanches, wind storms, wildfires, earthquakes, snow and ice storms, that can disrupt energy generation, transmission and distribution, as well as the availability and costs of fuel, materials, equipment, supplies and support services; explosions, fires, accidents, mechanical breakdowns or other incidents that may impair assets and may disrupt operations of any of our generation facilities, transmission, and electric and natural gas distribution systems or other operations and may require us to purchase replacement power; explosions, fires, accidents or other incidents arising from or allegedly arising from our operations that may cause wildfires, injuries to the public or property damage; blackouts or disruptions of interconnected transmission systems (the regional power grid); terrorist attacks, cyberattacks or other malicious acts that may disrupt or cause damage to our utility assets or to the national or regional economy in general, including any effects of terrorism, cyberattacks or vandalism that damage or disrupt information technology systems;

Risks, Uncertainties and Other Factors That Could Affect Future Results work force issues, including changes in collective bargaining unit agreements, strikes, work stoppages, the loss of key executives, availability of workers in a variety of skill areas, and our ability to recruit and retain employees; increasing costs of insurance, more restrictive coverage terms and our ability to obtain insurance; delays or changes in construction costs, and/or our ability to obtain required permits and materials for present or prospective facilities; increasing health care costs and cost of health insurance provided to our employees and retirees; third party construction of buildings, billboard signs, towers or other structures within our rights of way, or placement of fuel containers within close proximity to our transformers or other equipment, including overbuild atop natural gas distribution lines; the loss of key suppliers for materials or services or other disruptions to the supply chain; adverse impacts to our Alaska electric utility that could result from an extended outage of its hydroelectric generating resources or their inability to deliver energy, due to their lack of interconnectivity to any other electrical grids and the cost of replacement power (diesel); changing river regulation or operations at hydroelectric facilities not owned by us, which could impact our hydroelectric facilities downstream; change in the use, availability or abundancy of water resources and/or rights needed for operation of our hydroelectric facilities; Compliance Risk compliance with extensive federal, state and local legislation and regulation applicable to us, including numerous environmental, health, safety, infrastructure protection, reliability and other laws and regulations that affect our operations and costs; the ability to comply with the terms of the licenses and permits for our hydroelectric or thermal generating facilities at cost-effective levels; Cyber and Technology Risk cyberattacks on the operating systems that are used in the operation of our electric generation, transmission and distribution facilities and our natural gas distribution facilities, and cyberattacks on such systems of other energy companies with which we are interconnected, which could damage or destroy facilities or systems or disrupt operations for extended periods of time and result in the incurrence of liabilities and costs; cyberattacks on the administrative systems that are used in the administration of our business, including customer billing and customer service, accounting, communications, compliance and other administrative functions, and cyberattacks on such systems of our vendors and other companies with which we do business, which could result in the disruption of business operations, the release of private information and the incurrence of liabilities and costs; changes in costs that impede our ability to effectively implement new information technology systems or to operate and maintain current production technology; changes in technologies, possibly making some of the current technology we utilize obsolete or introducing new cyber security risks; insufficient technology skills, which could lead to the inability to develop, modify or maintain our information systems; Strategic Risk growth or decline of our customer base and the extent to which new uses for our services may materialize or existing uses may decline, including, but not limited to, the effect of the trend toward distributed generation at customer sites; the potential effects of negative publicity regarding our business practices, whether true or not, which could hurt our reputation and result in litigation or a decline in our common stock price; changes in our strategic business plans, which may be affected by any or all of the foregoing, including the entry into new businesses and/or the exit from existing businesses and the extent of our business development efforts where potential future business is uncertain; entering into or growth of non-regulated activities may increase earnings volatility; potential legal proceedings arising from the termination of the proposed acquisition of the Company by Hydro One; External Mandates Risk changes in environmental laws, regulations, decisions and policies, including present and potential environmental remediation costs and our compliance with these matters; the potential effects of initiatives, legislation or administrative rulemaking at the federal, state or local levels, including possible effects on our generating resources or restrictions on greenhouse gas emissions to mitigate concerns over global climate changes; political pressures or regulatory practices that could constrain or place additional cost burdens on our distribution systems through accelerated adoption of distributed generation or electric-powered transportation or on our energy supply sources, such as campaigns to halt coal-fired power generation and opposition to other thermal generation, wind turbines or hydroelectric facilities; wholesale and retail competition including alternative energy sources, growth in customer-owned power resource technologies that displace utility-supplied energy or that may be sold back to the utility, and alternative energy suppliers and delivery arrangements; failure to identify changes in legislation, taxation and regulatory issues that are detrimental or beneficial to our overall business; policy and/or legislative changes in various regulated areas, including, but not limited to, environmental regulation, healthcare regulations and import/export regulations; and the risk of municipalization in any of our service territories.